UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Middlesex Water Company
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHEDULE 14A

DEFINITIVE ADDITIONAL MATERIALS

IMPORTANT NOTICE

Middlesex Water Company

485 C Route 1 South

Suite 400

Iselin, New Jersey 08830

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 19 2020

The following Notice of Annual Meeting of Shareholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Middlesex Water Company (the “Company”), dated April 6, 2020, furnished to Middlesex Water shareholders in connection with the solicitation of proxies by the Board of Directors of Middlesex Water Company for use at the Annual Meeting of Shareholders to be held on Tuesday, May 19, 2020 (the “2020 Annual Meeting”). The purpose of this Notice is to announce a change in the location of the 2020 Annual Meeting to a virtual meeting format only, via live audio webcast.

This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 29, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

To the Shareholders of MIDDLESEX WATER COMPANY:

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of Annual Meeting participants, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Middlesex Water Company has been changed. As previously announced, the 2020 Annual Meeting will be held on Tuesday, May 19 at 11:00 a.m. EDT. In light of public health concerns, the 2020 Annual Meeting will be held in a virtual meeting format only, via live audio webcast. You will not be able to attend the 2020 Annual Meeting physically in person.

As described in the proxy materials for the 2020 Annual Meeting previously distributed, you are entitled to participate in the 2020 Annual Meeting if you were a shareholder at the close of business on March 23, 2020, the record date or hold a legal proxy for the meeting provided by your bank, broker, or nominee.. To be admitted to the 2020 Annual Meeting at www.virtualshareholdermeeting.com/MSEX2020, you must enter the 16-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card. Whether or not you plan to attend the virtual 2020 Annual Meeting, we urge you to vote in advance of the 2020 Annual Meeting by one of the methods described in your proxy materials. If you have already voted by Internet, by phone or by mail, you do not need to vote again.

The 2020 Annual Meeting of Shareholders of Middlesex Water Company will be held online at www.virtualshareholdermeeting.com/MSEX2020 at 11:00 a.m., EDT, on Tuesday, May 19, 2020 for the following purposes:

1)	To elect as a director the candidate nominated by the Board;

2)	To approve, by non-binding advisory vote, the compensation of our Named Executive Officers;

3)	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4)	To transact such other business, if any, as may properly come before the 2020 Annual Meeting or any adjournments thereof.

For additional details please refer to the attached Press Release.

By Order of the Board of Directors,

Jay L. Kooper

Vice President, General Counsel and Secretary

April 29, 2020

FOR IMMEDIATE RELEASE

Middlesex Water Company ANNOUNCES DECISION TO HOST

VIRTUAL ANNUAL MEETING

ISELIN, NJ April 29, 2020 -- Middlesex Water Company (NASDAQ:MSEX) has announced a change in the format and location of its upcoming Annual Meeting of Shareholders to be held on May 19, 2020 at 11 a.m. (EDT), from an in-person meeting to a virtual meeting format only, to be held exclusively online. This decision has been made to protect the health and safety of all meeting participants during the COVID-19 pandemic in accordance with guidance provided by the U.S. Centers for Disease Control and Prevention and the State of New Jersey. In person attendance at the Annual Meeting by shareholders will not be permitted.

As described in Middlesex Water’s proxy statement filed with the Securities and Exchange Commission on April 6, 2020, individuals are entitled to participate in the Annual Meeting if they were a shareholder as of the close of business on the record date of March 23, 2020, or hold a legal proxy for the meeting provided by their bank, broker, or nominee.

How Shareholders May Participate in the Virtual Meeting

If you are a stockholder of record, or a beneficial shareholder who holds shares in street name through a bank, broker or other nominee you can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/MSEX2020 and entering the 16-digit control number listed on your Notice of Internet Availability of Proxy Materials or proxy card. Online access to the virtual meeting will open 15 minutes before the scheduled start time. The virtual meeting will include an audio webcast. During the virtual meeting, attendees will also be able to submit questions related to the matters to be voted on at the meeting, vote or change a previously submitted vote and view a list of shareholders of record as of the record date. The items of business to be considered at the Annual Meeting are the same as set forth in the meeting notice included in the proxy statement.

Shareholders are reminded to vote their shares whether they plan to attend the virtual meeting or not. Shareholders may vote their shares in advance of the meeting by one of the methods described in Middlesex Water’s proxy materials.

Instructions for attending the Annual Meeting are available at www.virtualshareholdermeeting.com/MSEX2020. Shareholders will need a computer, or a web-enabled phone, tablet or other device, together with appropriate Internet access and their 16-digit control number, to attend the Annual Meeting. Shareholders encountering any difficulties accessing the virtual meeting during the check-in or meeting time may call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

About Middlesex Water Company

Organized in 1897, Middlesex Water provides regulated and unregulated water and wastewater utility services primarily in New Jersey and Delaware through various subsidiary companies. For more information visit middlesexwater.com and follow Middlesex Water on Facebook, Twitter and LinkedIn.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, our long-term strategy and expectations, the status of our acquisition program, the impact of our acquisitions, the impact of current and projected rate requests and the impact of our capital program on our environmental compliance. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including: general economic business conditions, unfavorable weather conditions, the success of certain cost containment initiatives, changes in regulations or regulatory treatment, availability and the cost of capital, the success of growth initiatives and other factors discussed in our filings with the Securities and Exchange Commission.

Contact:

Bernadette Sohler, Vice President – Corporate Affairs

Middlesex Water Company

(732) 638-7549

www.middlesexwater.com